UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2015

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On March 23, 2015, Global Partners LP, a Delaware limited partnership (the “Partnership”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Global Operating LLC, a Delaware limited liability company and subsidiary of the Partnership (“Global Operating”), Global GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), certain selling unitholders named therein (the “Selling Unitholders”) and Barclays Capital Inc. (the “Underwriter”), relating to the public offering by the Selling Unitholders of 1,956,234 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $36.10 per Common Unit (the “Offering”).  The Partnership expects the transaction to close on March 27, 2015, subject to customary closing conditions. The Partnership will not receive any of the proceeds from the Offering for its own account.

The Offering is being registered under the Securities Act of 1933, as amended (the “Securities Act”), under the Partnership’s registration statement on Form S-3 (File No. 333-181211), which was declared effective by the Securities and Exchange Commission on May 30, 2012.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Partnership, the General Partner and Global Operating have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibit

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 23, 2015, by and among Global Partners LP, Global GP LLC, Global Operating LLC, the Selling Unitholders named therein and Barclays Capital Inc.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	GLOBAL GP LLC
its General Partner

Dated: March 26, 2015		By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 23, 2015, by and among Global Partners LP, Global GP LLC, Global Operating LLC, the Selling Unitholders named therein and Barclays Capital Inc.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).